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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            EAGLE SUPPLY GROUP, INC.
                             - - - - - - - - - - - -
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                             - - - - - - - - - - - -
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
                  (1) Title of each class of securities to which transaction applies:
                  (2) Aggregate number of securities to which transaction applies:
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  (4)      Proposed maximum aggregate value of transaction:
                  (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:

                               PRELIMINARY COPIES
                             - - - - - - - - - - - -
                            EAGLE SUPPLY GROUP, INC.
                        122 East 42nd Street, Suite 1116
                            New York, New York 10168
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                                                                PRELIMINARY COPY


                            EAGLE SUPPLY GROUP, INC.
                              122 EAST 42ND STREET
                                   SUITE 1116
                            NEW YORK, NEW YORK 10168


                            NOTICE OF ANNUAL MEETING
                                       OF
                                  STOCKHOLDERS


PLEASE TAKE NOTICE that the 1999 Annual Meeting of Stockholders of Eagle Supply Group, Inc. (the "Company") will be held at the Deloitte & Touche LLP Conference Facility, Two World Financial Center, 225 Liberty Street, Third Floor, New York, New York 10281, on Friday, December 17, 1999, at 3:00 P.M. local time for the following purposes:

         1. to elect seven persons to serve on the Company's Board of Directors until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified as provided in the Company's Articles of Incorporation and Bylaws;

         2. to amend the Company's Stock Option Plan to increase the number of common shares subject to that plan by 200,000 shares, from 1,000,000 shares to 1,200,000 shares;

         3. to approve an amendment to the Company's Bylaws to allow for a special meeting of stockholders to be held upon written request by the holders of at least 10% of the Company's shares;

         4. to ratify and approve the appointment of Deloitte & Touche LLP as the Company's auditors for the fiscal year ending June 30, 2000; and

         5. to transact such other and further business as may properly come before the meeting or any adjournments thereof.

         Stockholders of record at 5:00 P.M. (New York time) on December 6, 1999 are entitled to notice of and to vote at the meeting.

                                              By Order of The Board of Directors


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                                                Frederick M. Friedman, Secretary
December 7, 1999

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                            EAGLE SUPPLY GROUP, INC.
                              122 EAST 42ND STREET
                                   SUITE 1116
                            NEW YORK, NEW YORK 10168

                             ---------------------

                                 PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 17, 1999


                               GENERAL INFORMATION



         This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Eagle Supply Group, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 17, 1999 at Deloitte & Touche LLP Conference Facility, Two World Financial Center, 225 Liberty Street, Third Floor, New York, New York 10281, at 3:00 P.M. local time and at any adjournments thereof. The matters to be acted upon at the Annual Meeting are set forth in the Notice of Annual Meeting. This Proxy Statement and a proxy are being mailed to stockholders together with the Company's 1999 Annual Report ("Annual Report") and Annual Report on Form 10K ("10K") for the fiscal year ended June 30, 1999.

         Only holders of Common Stock of record on the books of the Company at 5:00 p.m. (New York time) on December 6, 1999 (the "Record Date") will be entitled to notice of and to vote at the meeting. On December 6, 1999, there were ___________ shares of Common Stock of the Company outstanding and approximately ____ holders of record (the "Recordholders"). Based upon information received from its transfer agent, following a "broker search", the Company believes that it has approximately 900 beneficial owners of its Common Stock.

         The cost of soliciting proxies will be borne by the Company. Directors, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The cost for such services is estimated at $20,000, including expenses.

         If a stockholder specifies on the accompanying proxy how shares are to be voted, they will be voted accordingly. If the stockholder does not specify on the proxy how the shares are to be voted, they will be voted FOR the election of directors, the amendments to the Company's


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Bylaws and Stock Option Plan and the appointment of Deloitte & Touche LLP as the
Company's auditors for the fiscal year ending June 30, 2000. A stockholder may revoke a proxy by voting at the meeting or giving written notice to the Secretary of the Company at or prior to the meeting or addressed as follows:
Eagle Supply Group, Inc., 122 East 42nd Street, Suite 1116, New York, New York 10168, Attention: Secretary.

         The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast constitutes a quorum for the purposes of transacting business at the meeting. Each outstanding share of the Company's Common Stock is entitled to one vote on each matter which may be properly brought before the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance:

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership of Company securities and changes in ownership with the Securities and Exchange Commission. The Company believes that such reports by its officers and directors and beneficial owners of 10% of the Company's Common Stock were made on a timely basis.

         ACCOMPANYING THIS PROXY STATEMENT IS THE COMPANY'S ANNUAL REPORT AND 10K. YOU ARE REFERRED TO THE ANNUAL REPORT AND 10-K FOR FURTHER INFORMATION CONCERNING THE COMPANY, INCLUDING, BUT NOT LIMITED TO, ITS BUSINESS, FINANCIAL CONDITION, BIOGRAPHICAL INFORMATION CONCERNING ITS DIRECTOR NOMINEES, OFFICERS AND DIRECTORS, EXECUTIVE COMPENSATION, EMPLOYMENT ARRANGEMENTS, STOCK OPTION PLAN, OPTIONS GRANTED, PRINCIPAL HOLDERS OF THE COMPANY'S VOTING SECURITIES AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         The Securities and Exchange Commission maintains a website that contains reports, proxies and information statements and other information regarding issuers, including the Company, that file electronically with the Commission. The Commission's website is located at http://www.sec.gov.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         At the Annual Meeting, seven directors will be elected to serve until the next Annual Meeting of Stockholders or until each of their respective successors has been duly elected and qualified as provided in the Company's Bylaws.

         Unless otherwise indicated on the proxy, votes will be cast for the election of the director nominee, provided that, if any of the nominees named below shall become unavailable to serve as a director prior to the meeting, the shares represented by valid proxies shall be voted for the election of such other person as the Board of Directors may recommend in his or her place, or the



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number of directors to be elected shall be decreased. The Board of Directors has no reason to believe that any nominee will be unable to serve.

         Douglas P. Fields, James E. Helzer, Frederick M. Friedman, Steven R. Andrews, Esq., Paul D. Finkelstein, George Skakel III and John E. Smircina, Esq. have been nominated for election to the Board of Directors and each has consented to serve as such, if elected. Each of the nominees who has been nominated for election as a director commencing at the conclusion of the Annual Meeting is currently a director. In order to be elected, each such nominee must receive the affirmative vote of a simple majority of the votes of the shares entitled to vote thereon and were voted and not abstained.

         The enclosed proxy gives stockholders the following options: (A) vote for all director nominees; (B) vote against all director nominees; (C) vote for only director nominee(s) they specify; (D) vote against only director nominee(s) they specify; and (E) abstain in voting for any or all director nominees.


                                   PROPOSAL II

                           AMEND THE STOCK OPTION PLAN

         The Company's Board of Directors recommends that stockholders approve an amendment to the Company's Stock Option Plan to increase the number of authorized shares available for grant under the Stock Option Plan by 200,000. If the proposal is approved by the stockholders, the amendment will not change any other of the provisions of the Stock Option Plan.

Form of Amendment to Stock Option Plan:

         If approved, the first sentence of Section 2 of the Stock Option Plan would be amended to read as follows:

         2. STOCK SUBJECT TO PLAN. Subject to the provisions of paragraph 12, the aggregate number of common shares of company stock, $.0001 par value per share, of the Company ("Common Stock") for which options may be granted under the Stock Option Plan shall not exceed 1,200,000.

Reasons for Proposed Amendment to the Stock Option Plan:

         The Stock Option Plan is designed to drive performance and reward officers, directors and employees when there is an increase in stock price or earnings per share or an increase in income growth.

         The Stock Option Plan provides employees and non-employee members of the Board


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with the opportunity to received grants of incentive stock options and nonqualified stock options. The maximum number of shares now available under the Stock Option Plan is 1,000,000 shares.

         As of December 1, 1999 only 121,700 shares were available for award. The Company would like to have at least 300,000 stock options available to offer to current and future directors, officers and employees. Without adding shares to the Stock Option Plan, the Company will not have sufficient shares available to recruit new officers and employees effectively. Therefore, the Company requests stockholder approval for an increase in the number of existing shares authorized under the Stock Option Plan by 200,000 shares of Common Stock.

Action by Stockholders:

         Approval of this proposal requires the affirmative vote of the holders of a majority of the Common Stock present, either in person or by proxy, at the Annual Meeting and entitled to vote. Since the aggregate number of shares for which a vote "For," "Against," or "Abstain" is made will be counted in determining the minimum number of affirmative votes required for approval of the proposal, an abstention will have the same legal effect as a vote "Against" the proposal.

         The enclosed proxy gives stockholders the following options: (A) vote for the proposed amendment to the Stock Option Plan; (B) vote against the proposed amendment to the Stock Option Plan; and (C) Abstain.

         The Board of Directors recommends that stockholders vote "FOR" approval of the amendment to the Stock Option Plan.


                                  PROPOSAL III

                                AMEND THE BYLAWS

         The Company's Board of Directors adopted an Amendment to the Company's Bylaws that allows stockholders holding 10% or more of the shares of the Company's voting securities to call a special meeting of stockholders.

         The Board of Directors may adopt this Amendment without stockholder approval under applicable law. However, if the Amendment is approved by stockholders, it may not be amended or repealed by the Board of Directors without stockholder approval. The Board of Directors seeks to obtain stockholder approval of the Amendment to ensure that the Board of Directors may not amend this provision without the approval of the stockholders.

         The Company agreed with the State of California to present this Amendment to this Annual Meeting as a precondition to that state permitting the Company's initial public offering to be sold in that state.


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         The Company's Board of Directors adopted an Amendment to Article III,
Section 4 of the Bylaws of the Company, which shall be amended and restated to read in full as follows:

                  SECTION 4. Special Meetings: Special meetings of the stockholders may be called at any time by a majority of the members of the Board of Directors or by the Chief Executive Officer. The Corporation shall also give notice of a special meeting of the stockholders within 60 days after delivery to the Corporation of the written request to hold a special meeting by qualified stockholders of at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the special meeting, and the Corporation shall establish a date for the special meeting that is within 60 days after the date of such notice. For purposes of this Section, a "qualified stockholder" is a person who shall have been a stockholder of the Corporation for at least 60 days immediately preceding the request for a special meeting. Only business within the purpose or purposes described in the special meeting notice may be conducted at a special meeting of stockholders.

                  The Board of Directors shall specify a record date for the special meeting, and the date, time and place of the special meeting. The special meeting shall be conducted pursuant to these Bylaws in the same manner as an annual meeting.

         Delaware law does not require that stockholders approve this proposal in order for it to be effective, but the Board of Directors seeks stockholder approval. Under Delaware law and the Company's Bylaws, approval of the Amendment requires the affirmative vote, either in person or by proxy, of at least a majority of all shares of the Company's Common Stock voted at the meeting. An abstention, withholding of authority to vote, or broker non-vote, therefore, will not have the same legal effect as an "Against" vote and will not be counted in determining whether the proposal has received the required stockholder vote. The enclosed proxy gives stockholders the following options: (A) vote for the Amendment to the Bylaws; (B) vote against the Amendment to the Bylaws; and (C) abstain.

         The Board Of Directors recommends that stockholders vote "FOR" approval of the Amendment to the Company's Bylaws as described above.


                                   PROPOSAL IV

                              APPROVAL OF AUDITORS

         The Company's Board of Directors, upon the recommendation of the Company's Audit Committee, has appointed Deloitte & Touche LLP as the Company's auditors for its fiscal year ending June 30, 2000.


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         The Board of Directors recommends that stockholders vote "FOR" the proposal to ratify and approve the appointment of Deloitte & Touche LLP as the Company's auditors for its fiscal year ending June 30, 2000. In order to be so approved, this proposal must receive the affirmative vote of a simple majority of the votes of the shares entitled to vote thereon and are voted and not abstained.

         The enclosed proxy gives stockholders the following options: (A) vote for the ratification and approval of Deloitte & Touche LLP as the Company's auditors for the fiscal year ending June 30, 2000; (B) vote against ratification and approval of Deloitte & Touche LLP as the Company's auditors for the fiscal year ending June 30, 2000; and (C) abstain.

                       INTENDED VOTING OF RELATED PARTIES

         MANAGEMENT HAS BEEN ADVISED THAT THE HOLDERS OF 5,810,000 SHARES OF THE COMPANY'S COMMON STOCK HAVE INDICATED THAT THEY INTEND TO VOTE FOR ALL OF THE FOREGOING PROPOSALS AND THE ELECTION OF ALL DIRECTOR NOMINEES, AND, THEREFORE, THEIR PASSAGE AND ELECTION, AS THE CASE MAY BE, IS ASSURED. TDA INDUSTRIES, INC., THE COMPANY'S MAJORITY STOCKHOLDER (5,100,000 SHARES), GARY L. HOWARD, JAMES E. HELZER AND STEVEN R. ANDREWS, ESQ., OFFICERS AND/OR DIRECTORS OF THE COMPANY (HOLDERS OF 710,000 SHARES IN THE AGGREGATE) HAVE SO ADVISED MANAGEMENT.

                          BOARD AND COMMITTEE MEETINGS

         During its fiscal year ended June 30, 1999, the Company's Board of Directors held two meetings and took action by unanimous written consent on 8 occasions. Also, the Audit Committee of the Company's Board of Directors met on one occasion.

         The Company has Compensation and Executive Committees in addition to an Audit Committee. The members of these Committees are as follows:

         Audit - Steven R. Andrews, Esq., Paul D. Finkelstein and George Skakel III.

         Compensation - Paul D. Finkelstein, George Skakel III and John E. Smircina, Esq.

         Executive - Douglas P. Fields, James E. Helzer, Frederick M. Friedman and John E. Smircina, Esq.

         A brief description of the functions of these Committees of the Company's Board of Directors follows:

         Audit - The Audit Committee reviews the performance and independence of the Company's auditors, makes an annual recommendation to the Board of Directors with respect to the appointment of auditors, approves the general nature of the services to be performed and solicits and reviews the recommendations of the auditors. The Audit Committee also consults with the Company's financial officers and internal auditors.

         Compensation - The Compensation Committee reviews the Company's compensation policies and executive compensation changes and makes recommendations on compensation plans.

         Executive - The Executive Committee can be delegated all of the powers and authority (other than those reserved by statute) of the full Board of Directors in the management of the business and affairs of the Company.


                      STOCKHOLDER PROPOSALS AND NOMINATIONS

         Any stockholder proposals intended to be considered for presentation at the 2000 Annual Meeting and for inclusion in the 2000 proxy statement must be made in writing and received by the Corporate Secretary at the Company's principal executive offices by June 30, 2000. The Company will consider only proposals meeting the requirements of applicable Securities and Exchange Commission rules. Stockholders are urged to review these rules and, if questions arise, consult their own legal counsel before submitting a proposal to the Company.

         Recommendations by stockholders for directors to be nominated at the 2000 Annual Meeting must be made in writing, with sufficient biographical and other relevant information such that an informed judgment as to the proposed nominee's qualifications can be made and be accompanied by a notarized written consent to be named in the Proxy Statement, if nominated, and to serve as a director, if elected, executed by the proposed nominee. Recommendations received in proper order by the Corporate Secretary at the Company's principal executive offices at least four months prior to the 2000 Annual Meeting will be referred to, and considered by, the Company's Board of Directors. No stockholder recommendations were received before the 1999 Annual Meeting.

                              FINANCIAL STATEMENTS

         The consolidated financial statements of the Company and its subsidiaries are contained in the Company's Annual Report which is being delivered to you with this Proxy Statement.

                                  OTHER MATTERS

         The Board of Directors is not currently aware of any other matter to be transacted at the Annual Meeting.

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PROXY FRONT


                            EAGLE SUPPLY GROUP, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
         The undersigned hereby constitutes and appoints Douglas P. Fields and Frederick M. Friedman and each of them, with full power of substitution, as proxies to represent the undersigned and vote all the Common Stock of Eagle Supply Group, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on December 17, 1999, at 3:00 P.M. (New York time) at the Deloitte & Touche LLP Conference Facility, Two World Trade Center, 225 Liberty Street, Third Floor, New York, New York 10281 and at any adjournments thereof, in the following manner:

         Management recommends that you vote "FOR" the election of all director nominees and Proposals 2, 3 and 4.
         1. [ ] For all director nominees listed below, except any nominee(s) for whom authority to vote has been withheld in the manner specified below.
            Douglas P. Fields, Frederick M. Friedman, James E. Helzer,
            Paul D. Finkelstein, George
            Skakel III, Steven R. Andrews, Esq. and John E. Smircina, Esq.
            [ ] Against all director nominees listed above.

            [ ] For only those director nominees listed below. INSTRUCTIONS: TO GRANT AUTHORITY TO VOTE FOR ANY SPECIFIC DIRECTOR NOMINEE(S), YOU MUST WRITE THE NAME OR NAMES OF SUCH DIRECTOR NOMINEE(S) IN THE FOLLOWING SPACE: .

            [ ] Against only those director nominees listed below. INSTRUCTIONS:
TO WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC DIRECTOR NOMINEE(S), YOU MUST WRITE THE NAME OR NAMES OF SUCH DIRECTOR NOMINEE(S) IN THE FOLLOWING SPACE: .

            [ ] Abstain with respect to all director nominees.

            [ ] Abstain with respect to those director nominee(s) listed below.
INSTRUCTIONS: TO ABSTAIN FROM VOTING FOR ANY SPECIFIC DIRECTOR NOMINEE(S), YOU MUST WRITE THE NAME OR NAMES OF SUCH DIRECTOR NOMINEE(S) IN THE FOLLOWING SPACE:


         2. Proposal to amend the Company's Stock Option Plan to increase the number of common shares subject to that plan by 200,000 shares, from 1,000,000 shares to 1,200,000 shares.
             [  ] FOR          [  ] AGAINST              [  ] ABSTAIN

         3. Proposal to approve the Amendment to the Company's Bylaws to allow a special meeting of stockholders to be held following a written request by the holders of at least 10% of the Company's shares.

             [  ] FOR          [  ] AGAINST              [  ] ABSTAIN

         4. Proposal to ratify and approve the appointment of Deloitte & Touche LLP as the Company's auditors for the fiscal year ending June 30, 2000.

             [  ] FOR          [  ] AGAINST              [  ] ABSTAIN


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         IN ACCORDANCE WITH THEIR BEST JUDGMENT, the Proxies are authorized to vote upon any other matter which may properly come before the Meeting.


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PROXY BACK
(continued from other side)



         THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. UNLESS OTHERWISE DIRECTED, OR IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3 AND 4.



Date: _______________________, 1999




------------------------------------
Signature




------------------------------------
Signature, if jointly held



                                             Please date and sign exactly as
                                             your name appears hereon. If shares
                                             are jointly held, all joint owners
                                             should sign. Trustees and others
                                             signing in a representative
                                             capacity must indicate the capacity
                                             in which they sign. If the
                                             signatory is a corporation or
                                             partnership, sign the full
                                             corporate or partnership name by a
                                             duly authorized officer or partner.